UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2012

GREEN ENERGY RENEWABLE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-52438	65-0855736
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

243 W. Congress, Suite 350, Detroit, Michigan 48226

(Address of principal executive offices)(Zip Code)

702 - 331 - 8427

(Registrant’s telephone number, including area code)

2029 Paradise Road, Las Vegas, NV 89104

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On October 01, 2012, Gerry Shirren notified the company that he was planning to resign as Chief Financial Officer and Secretary of GERS, Inc. effective November 14, 2012 to pursue other interests. There is no disagreement between Mr. Shirren and the Company and he will continue as a director of the Company.

The Board of Directors of GERS intends to commence a search for a successor to Mr. Shirren. The consulting firm of Pebble Creek Partners, LLC, has been retained to provide interim Chief Financial Officer services, effective November 1, 2012.

Item 8.01 Other Events

Issuer’s corporate address has changed to 243 W. Congress, Suite 350, Detroit, Michigan 48226

(c) Exhibits

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Energy Renewable Solutions, Inc.

Dated: November 14, 2012	By:	/s/ Joe DuRant
Title: Chief Executive Officer